UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2006

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Lionbridge Technologies, Inc. (the "Company") is party to a Credit Agreement (the "Credit Agreement"), dated as of September 1, 2005, together with Lionbridge Technologies Ireland (the "Irish Borrower"), Lionbridge Technologies Holdings B.V. ("Lionbridge BV"; together with the Company and the Irish Borrower, the "Borrowers"), VeriTest, Inc. ("VeriTest"), Lionbridge US, Inc. ("Lionbridge US"), Mentorix Technologies Inc. ("Mentorix"), Lionbridge Global Solutions Companies, Inc. ("LGS"), Lionbridge Global Solutions Federal, Inc. ("Federal"), Lionbridge Global Solutions II, Inc. ("LGS II"; together with VeriTest, Lionbridge US, Mentorix, LGS and such other material domestic subsidiaries of the Company as may from time to time become a party to the Credit Agreement, the "US Guarantors"), Lionbridge Technologies B.V., (together with the Company, the US Guarantors and any such other subsidiaries of Lionbridge BV and the Irish Borrower, the "Foreign Guarantors"), Lionbridge Global Solutions Holdings Netherlands B.V. (the "Dutch Borrower"), the several banks and financial institutions as may become parties to the Credit Agreement (collectively, the "Lenders") and Wachovia Bank, National Association, as administrative agent for the Lenders ("Wachovia").
Effective as of August 8, 2006, (i) two newly created subsidiaries of the Company, Lionbridge Holdings Luxembourg Sarl and Lionbridge Luxembourg Sarl became parties to this Credit Agreement as Foreign Guarantors, (ii) Lionbridge of Europe B.V. became a party to this Credit Agreement as a Foreign Guarantor, and (iii) effective upon the merger of Lionbridge Global Solutions Holdings Netherlands B.V. into Lionbridge of Europe B.V., Lionbridge Global Solutions Holdings Netherlands B.V. will be removed as a Dutch Borrower under the Credit Agreement and Lionbridge of Europe B.V. will be added as a Foreign Borrower under the Credit Agreement.
Pursuant to the Credit Agreement, the Company and the US Guarantors (collectively, the "Pledgors") have pledged a security interest in 65% of the issued and outstanding voting capital stock of certain of the Company’s foreign subsidiaries and 100% of the issued and outstanding non-voting capital stock of certain of the Company’s foreign subsidiaries.
The obligations of the Company under the Credit Agreement are guaranteed by each US Guarantor, and the obligations of the Irish Borrower and the Dutch Borrower are guaranteed by each of the Foreign Guarantors.
The foregoing description of the Credit Agreement and the ancillary agreements does not purport to be a complete statement of the parties’ rights under such agreements and is qualified in its entirety by reference to the full text of the agreements which are attached hereto as Exhibits 10.1 through 10.7.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

August 11, 2006	By:	Stephen J. Lifshatz

Name: Stephen J. Lifshatz
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement, dated as of September 1, 2005, by and among Lionbridge Technologies, Inc., Lionbridge Technologies Ireland, Lionbridge Technologies Holdings B.V., VeriTest, Inc., Lionbridge US, Inc., Mentorix Technologies Inc., Lionbridge Global Solutions Companies, Inc., Lionbridge Global Solutions Federal, Inc., Lionbridge Global Solutions II, Inc., Lionbridge Technologies B.V., the several banks and financial institutions as may become parties thereto and Wachovia Bank, National Association, as administrative agent for the several banks and financial institutions as may from time to time become parties thereto. (filed as Exhibit 10.1 to the Registrant's 8-K dated September 7, 2005 and incorporated by reference herein).
10.2	Share Pledge Agreement by and between Lionbridge Holdings Luxembourg Sarl and Wachovia Bank, National Association.
10.3	Share Pledge Agreement by and between Lionbridge Luxembourg Sarl and Wachovia Bank, National Association.
10.4	Charge on Share Agreement dated as of August 8, 2006 by and among Lionbridge Luxembourg Sarl, Lionbridge Global Solutions Companies, Inc. and Wachovia Bank, National Association
10.5	Joinder Agreement dated as of August 8, 2006 among Lionbridge of Europe B.V., Wachovia Bank, National, Association, and the other parties named therein.
10.6	Joinder Agreement dated as of August 8, 2006 among Lionbridge Luxembourg Sarl, Wachovia Bank, National, Association, and the other parties named therein.
10.7	Joinder Agreement dated as of August 8, 2006 among Lionbridge Holdings Luxembourg Sarl, Wachovia Bank, National, Association, and the other parties named therein.